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College Avenue Student Loans, LLC

233 N. King Street

Wilmington, Delaware 19801

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by College Avenue Student Loans, LLC (the “Company”) and Barclays Capital Inc. and Credit Suisse Securities (USA) LLC (the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loan contracts in connection with the proposed offering of College Ave Student Loans Trust 2021-A, LLC Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 11, 2021, representatives of the Company provided us with a listing with respect to 29,605 student loan contracts (the “Student Loan Listing”). At the instruction of the Company, we randomly selected 150 student loan contracts from the Student Loan Listing (the “Sample Loans”).

On January 14, 2021, representatives of the Company provided us with a computer-generated student loan contract data file and related record layout containing data, as represented to us by the Company, as of the close of business on December 31, 2020, with respect to each of the 29,605 student loan contracts indicated on the Student Loan Listing (the “Initial Statistical Loan File”).

Further, on January 20, 2021, representatives of the Company provided us with a supplemental data file containing the borrower first name and borrower last name for each of the 150 Sample Loans (the “Supplemental Data File”). Representatives of the Company instructed us to append the Initial Statistical Loan File with the information set forth on the Supplemental Data File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics

1.	Loan number (informational purposes only)	13.	Loan status
2.	Borrower first name	14.	Last day of enrollment*
3.	Borrower last name	15.	Deferment/forbearance end date (if applicable)
4.	School name	16.	Grace end date
5.	Loan ID	17.	Days past due
6.	Loan type	18.	Number of scheduled remaining payments
7.	Borrower state	19.	School code
8.	Original principal balance	20.	Initial repayment schedule type option
9.	Current interest rate	21.	Maturity Date
10.	Current principal balance	22.	Credit score
11.	First disbursement date	23.	School type
12.	Repayment begin date

*	For Sample Loans with a loan status as set forth on the Servicing System (as defined herein) of “enrolled” only.

We compared Characteristics 2. and 3. to the corresponding information set forth on the Promissory Note, Loan Application or Final Disclosure (collectively, the “Promissory Note”) and to the Company’s servicing system (the “Servicing System”).

We compared Characteristic 4 and 5. to the corresponding information set forth on the Promissory Note.

We compared Characteristics 6. through 19. to the corresponding information set forth on or derived from the Servicing System.

Using methodologies provided to us by representatives of the Company, we compared Characteristic 20. and 21. to the corresponding information set forth on the Servicing System.

We compared Characteristic 22. to a query from the Company’s origination system provided to us by the Company on January 20, 2021 (the “Credit Score Query”).

On January 21, 2021, at the instruction of the Company, we accessed the “College Navigator Website” (https://nces.ed.gov/collegenavigator/) and, using the school name (as set forth on the Promissory Note), we compared Characteristic 23. to the corresponding information set forth on the College Navigator Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 11., 12., 14., 15., 16., and 21., differences of 60 days or less were deemed to be “in agreement;”

•

with respect to our comparison of Characteristic 12., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the repayment begin date set forth on the Statistical Loan File when compared to the repayment begin date on the Servicing System. For each Sample Loan, we were instructed to perform an additional procedure compare the repayment begin date as set forth on the Statistical Loan File to the corresponding information set forth on the Promissory Note; and

•

with respect to our comparison of Characteristic 14., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the last day of enrollment set forth on the Statistical Loan File when compared to the last day of enrollment on the Servicing System. For each Sample Loan, we were instructed to perform an additional procedure and recompute the last day of enrollment by subtracting (i) 6 months from (i) the repayment begin date as set forth on the Promissory Note.

The student loan documents described above, including any information obtained from the Servicing System, Credit Score Query or College Navigator Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents except as indicated in Appendix B. Supplemental information is contained in Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 1, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 1, 2021.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 12 and 14.. for the following Sample Loans:

360021414653

360021433901

360021444044

360021449401

360021504243

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 1, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One differences for repayment begin date.
2	One difference for last day of enrollment.
3	One difference for grace end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 1, 2021

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Servicing System

1	360003702727	Repayment begin date	12/15/2017	1/7/2019
2	360021469673	Last day of enrollment	5/14/2021	9/28/2020
3	360021413648	Grace end date	6/17/2020	12/21/2020

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.